The Fund's
--------------------
Investment
--------------------
Objectives and
--------------------
Strategies
--------------------


Delaware Group Global Dividend and Income Fund's primary objective is to provide a high level of current income with a secondary goal of capital appreciation. To achieve this, the Fund diversifies assets among several asset classes -- U.S. stocks and high-yield bonds as well as foreign stocks and bonds. The concentration in each asset class depends on the manager's assessment of the relative risks and rewards of a particular market.

U.S. AND FOREIGN COMMON STOCKS
WITH HIGHER-THAN-AVERAGE YIELDS

         Yield is the relationship between a stock's dividend and its price. High-yield stocks pay high income relative to their share price, which helps the Fund meet its primary investment objective.

         A high yield can also point the Fund to strong companies selling for less than they may be worth. Generally, when a stock's yield is high, its price has fallen. A strong company's stock may have a high yield relative to the average stock yield in its market because of a temporary negative outlook for an industry or the company. If the outlook for the company or its industry changes or if the yield attracts income investors -- particularly during periods of low interest rates -- capital appreciation may result. Finally, a high yield can help cushion a portfolio's total return during periods of price declines.

         In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and the effect of currency fluctuations. The value of the company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

CONVERTIBLE STOCKS AND BONDS

         The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into a certain number of shares of common (or sometimes preferred) stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. We often buy convertibles when the underlying common stock offers strong growth potential, but only a relatively low yield.

U.S. HIGH-YIELD CORPORATE BONDS

         High-yield bonds are non-investment grade bonds issued by companies across the broad spectrum of corporate America. Because these bonds have greater credit risk than higher rated bonds, they tend to pay income at higher rates, making them attractive to income-oriented investors.

FOREIGN BONDS

         Your Fund invests in foreign government and corporate bonds whose income potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

         The Fund invests in bonds issued by countries with established securities markets such as those of Europe and developed Pacific Basin markets such as Australia. The Fund also owns bonds in emerging markets where management believes the income and capital appreciation potential justifies the risks.

December 29, 1995

Dear
--------------------
Shareholder:
--------------------

For selected stock and bond markets around the world, the 12 months ended November 30, 1995, was a period of exceptional performance. In the U.S., subdued inflation, higher-than-expected corporate earnings and sharply reduced interest rates paved the way for the strongest year for stocks and bonds in nearly two decades.

         Favorable interest rate and inflation environments prevailed in most of the developed world during the past year, and bond markets in Western Europe, Canada and Australia generally provided strong double digit returns. However, few of the world's major stock markets kept pace with soaring U.S.
equity prices.

-------------------------------------------------------------------------------
TOTAL RETURN
DECEMBER 1, 1994 - NOVEMBER 30, 1995

                                            Performance      Performance
                                              Based on        Based On
                                          Net Asset Value    Market Price
                                          ---------------    ------------
Global Dividend and Income Fund               +19.08%          +29.74%
    (NYSE Symbol: DGF)
Standard & Poor's 500 Index                   +36.91%
Morgan Stanley Europe Australia
    and South East Asia (EASEA) Index         +13.80%
Lipper Closed-End Income
    Fund Average                              +27.16%

The Fund's total return assumes reinvestment of monthly dividends. The Morgan Stanley Index shown above is an index of foreign stocks that does not include Japanese stocks. Total return is measured in U.S. dollars. There are 11 closed-end funds in the Lipper Closed-End Income Fund Average, most of which are domestic-oriented funds.
-------------------------------------------------------------------------------

         Though designed to provide high current income, your Fund benefited from the 1995 appreciation of stocks and bonds around the world. As you can see from the chart above, the Fund's net asset value return over the fiscal year was +19.08% (with dividends reinvested). The Fund achieved more than half of the total return of the unmanaged Standard & Poor's 500 Index even though only one-third of the Fund's portfolio was common stocks.

         Your Fund significantly outperformed the unmanaged Morgan Stanley EASEA Index because of its more than 50% positioning in U.S. common stocks, high-yield bonds and convertible securities. The Fund also benefited from having only modest portfolio exposure to volatile emerging markets and no exposure to Japan, whose stock and bond markets performed poorly during much of 1995.

         As you can see below, the Fund's market performance was even greater than the Fund's growth in net asset value. The Fund's shares began the fiscal year at a 10.2% discount to net asset value and ended at a modest discount of 2.2%, attributable, in part we believe, to the managed distribution policy which the Fund's Board of Directors adopted on July 20, 1995. Please see page 5 for a full description of this new program.

         In connection with the managed distribution policy, the Fund's monthly dividend rate was increased from $0.1042 to $0.125 per share, effective with the December 1995 dividend payment. This new monthly dividend rate represents a total increase of 42% and was the third dividend increase announced in the past fiscal year.

         On the pages that follow, we provide an in-depth review of worldwide market conditions and the Fund's portfolio positioning. Overall, we believe that while U.S. economy may slow further in the coming months, global opportunities abound. It is our opinion that many markets may favor the "value"-oriented, dividend-paying companies the Fund emphasizes and that interest rates in places such as Europe may continue to fall, allowing bond prices to move higher.

         Thank you for your confidence in the Delaware Group and our best wishes for the coming year.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

Portfolio
--------------------
Managers'
--------------------
Review
--------------------

OUR LARGEST STOCK FOCUS:
BANKS, UTILITIES AND REITS

It was a great year for the U.S. stock market, with the Standard & Poor's 500 Index rising 36.91% to a new record high by the end of November. The American market's performance was generally better than most other major world markets in 1995.

         In the U.S., the Fund bought common stocks in the financial services sector because early in the fiscal year we saw value in terms of price, yield, underlying fundamental strengths and possible merger activity. In fact, three banking stocks we held as of November 30 were involved in mergers in the northeast U.S. -- CoreStates Financial Corp., Fleet Financial Group. and UJB Financial Corp. CoreStates was our largest bank stock holding.

         Two high-yielding sectors where we had large holdings of both foreign and domestic common stocks were electric utilities and telephone companies. Investors often turn to utilities for income, and these stocks benefited over the course of the year as falling interest rates reduced the yields available from most areas of the bond market. We had holdings of utilities in Europe and the southwest U.S. The Fund's single largest stock holding in utilities was Texas Utilities.

---------------------------------------------
Asset Allocation
PERCENT OF NET ASSETS AS OF NOVEMBER 30, 1995

Non-Convertible Bonds                  45.08%
Cash and Other Assets                   3.38%
Convertible Preferred Stocks            8.72%
Common Stocks                          33.59%
Convertible Bonds                       9.23%
---------------------------------------------

         An area of the stock market that did not perform as well as the majority of stocks was Real Estate Investment Trusts (REITs), the largest component of the Fund's common stock portfolio. We invest in REITs primarily for income, and for that purpose they served the Fund well.

         REITs can own mortgages, income-producing real estate, or both. As of November 30, 1995, the Fund focused exclusively on those REITs that owned income-producing property, a strategy we believe helps reduce the Fund's exposure to interest rate risks. REITs are also affected by the risks of owning commercial real estate -- such as changes in office and apartment rental demand, the creditworthiness of tenants and property taxes.

         In 1995, REITs did not keep pace with the more growth-oriented areas of the stock market. However, we believe these stocks can perform better in the coming months as low interest rates bolster housing and commercial construction demand.

A STRONG YEAR FOR HIGH-YIELD BONDS

         High-yield corporate bonds were one of the best performing sectors in the bond market during the 12 months ended November 30. They benefited from increased demand for high income amid the past year's interest rate declines. Economic growth, though it was slower, remained steady, and earnings at many of the companies that issue high-yield bonds remained strong, bolstering bond prices.

         Your Fund balanced opportunities for high current income with a relatively conservative approach to potential credit risk. During the year, the high-yield portion of the portfolio consisted primarily of bonds rated BB and B, the highest non-investment grade ratings. We reduced average maturity and average duration, or price sensitivity to changes in interest rates. After the past year's extremely strong bond market, we believed the appreciation potential to be gained from extending maturities was limited.

         High-yield bond sectors that provided good returns for the Fund in 1995 included cable, media, publishing, leisure and lodging businesses as well as chemical, paper and forest products companies, which we acquired at depressed prices in 1994.

CONVERTIBLES PROVIDED INCOME AND GROWTH

         In 1995, convertible securities provided regular dividend income and generally allowed us to participate in the capital appreciation of "growth"-oriented stocks.

         Declining interest rates and rising common stock prices helped provide a +23.52% total return for convertibles, as measured by the Merrill Lynch Convertible Index. An example of the type of convertible bond we generally buy is a bond issued by Career Horizons Inc., a Woodbury, N.Y.-based temporary help business with a market capitalization of about $200 million. The company's common shares, which do not pay a dividend and thus did not fall within our income guidelines, more than doubled in value in the past year. The bond, issued at an interest rate of 7%, allowed us to benefit from the underlying stock's appreciation while providing above-average income.

         Convertibles were somewhat less attractive in terms of price at the end of the fiscal year compared to a year earlier. During 1995, we slightly reduced our holdings as some of these stocks and bonds reached our price targets.

-------------------------------------------------------------------------------
Geographic Diversification
PERCENT OF NET ASSETS AS OF NOVEMBER 30, 1995

              Pacific Basin                             8.3%
              Canada                                    2.7%
              Europe                                   21.8%
              South Africa                              4.6%
              USA*                                     62.6%

*NOTE: USA includes foreign bonds in Europe and Latin America denominated in
  U.S. dollars.
-------------------------------------------------------------------------------

A SLIGHTLY HIGHER FOCUS ON FOREIGN BONDS

         We focused on bonds issued by foreign governments and financial institutions that provided a high level of income. These bonds and the income they provided were generally denominated in Western European currencies and U.S. dollars. They included bonds issued in European countries such as Sweden, Spain, Hungary, Greece, Austria and Poland. At the start of the fiscal year, our largest holding was Swedish government bonds. These performed very well, and we sold them after they appreciated.

         The Fund's holdings as of November 30 also included a limited amount of European and Latin American bonds such as Mexican and Argentine government bonds denominated in U.S. dollars. These so-called Brady Bonds were acquired at a substantial discount to their face value. We believe that as the economies of these countries improve, these bonds will offer both income and capital appreciation potential without the currency risk normally associated with investments in Latin America.

         By year's end, the Fund's holdings of foreign government bonds had increased to 13.9% of net assets from 10% as of November 30, 1994. We believe interest rates may decline in the coming months. Our expectation is that central banks of foreign governments will follow the recent lead of the Federal Reserve Board and cut short-term interest rates.

INVESTMENT OUTLOOK

         In common stocks, we expect our focus to be on sectors where we believe there is still a measure of value -- a feature that should attract investors at this time of relatively high stock prices. We believe the financial sector continues to offer opportunities both in terms of income and appreciation potential. Utilities and REITs should continue to help the Fund provide high current income, in our opinion.

         One strategy we have begun to implement and which we may make greater use of in the coming months is writing covered call options on U.S. stocks. (Writing a covered call indicates that the Fund is selling a call option on a stock it owns.)

         We believe this strategy can be a mechanism to help the Fund minimize the effect of market declines. It also allows the Fund to hold stocks that we believe have promising long-term potential but somewhat limited short-term prospects.

         We may reduce our holdings in convertible securities over the coming year. Because these securities appreciated so much last year, we believe they may offer only limited future appreciation potential. One area where convertible securities remain attractive, however, is in industry groups such as business services whose growth rate is faster than the economy as a whole.

         In high-yield bonds, we remain somewhat conservative. We are focusing on the higher rated issues among non-investment grade bonds, which again is an effort to counter any potential negative effects a slow-growth economy could have on corporate profits and therefore a company's ability to pay interest and repay principal.



/s/ Clive Gillmore
------------------------
Clive Gillmore
Senior Portfolio Manager
Foreign Stocks


/s/ Ian G. Sims
------------------------
Ian G. Sims
Senior Portfolio Manager
Foreign Fixed-Income


/s/ Bernard P. Schaffer
------------------------
Bernard P. Schaffer
Senior Portfolio Manager
U.S. Equities


/s/ Paul A. Matlack
------------------------
Paul A. Matlack
Senior Portfolio Manager
U.S. Fixed-Income

Fund
--------------------
Updates
--------------------

MANAGED DISTRIBUTION POLICY

         On July 20, 1995, Global Dividend and Income Fund's Board of Directors adopted a managed distribution policy. The policy's purpose is to make the Fund more attractive to income-oriented investors, thereby, we believe, encouraging share purchases which should help the Fund's market price more accurately reflect the value of its holdings.

         Under the new policy, the Fund will now be managed with a goal of generating as much of the dividend as possible from ordinary income. However, the balance of the dividend will come from short-term capital gains and, if necessary, a return of capital. The final calendar year dividend payment may include a distribution from net long-term capital gains. For tax purposes, a final audited figure showing the sources of all distributions will be provided on your 1099-DIV statement at the end of each year.

LEVERAGING PROGRAM AUTHORIZED

         On November 16, 1995, the Fund's Board of Directors authorized a program to leverage the Fund's common stock through a bank loan of $25 million. This borrowed money will be invested with the objective of increasing the Fund's net investment income. We hope to implement the leveraging program in the first quarter of 1996.

         Leverage is a tool that is not available to open-end funds and one that can be an important contributor to the Fund's income potential. As interest rates have declined, the difference between what the Fund will pay to borrow money, an amount tied to short-term interest rates, and the amount we can expect to receive from our investments can be attractive. The use of leverage may enhance your Fund's potential to earn income.

         However, as with any investment, increased return potential can add to potential risk. Leveraging could result in a higher degree of volatility because the Fund will be more sensitive to market moves on both the upside and the downside. We believe this risk is reasonable given the potential benefits of higher income.

-------------------------------------------------------------------------------
Global Dividend & Income Fund
Monthly Dividend History
(Dividends Paid Per Share)

           5/94 - 12/94                         $0.088
           1/95 -  7/95                         $0.093
           8/95 - 11/95                         $0.104
              12/95                             $0.125
-------------------------------------------------------------------------------

DELAWARE MERGES WITH LINCOLN NATIONAL CORP.

         As was noted in the semi-annual report, the merger between Delaware Management Holdings, Inc., the parent company of your Fund's investment manager, and a newly created, wholly owned subsidiary of Lincoln National Corp. was completed on April 3, 1995. Delaware Management Holdings, Inc. is now a wholly owned subsidiary of Lincoln National Corp., a diversified financial services company headquartered in Fort Wayne, Indiana. This merger provides Delaware with opportunities to meet the challenges of increasingly complex markets with our existing team of portfolio managers and analysts, while remaining committed to our fundamental investment philosophies.

STOCK REPURCHASE PROGRAM IMPLEMENTED

         The Global Dividend and Income Fund Board of Directors has in place an open market Share Repurchase Program that authorizes the Fund's manager to purchase up to 10% of the outstanding shares on the floor of the New York Stock Exchange. Your Fund's manager bought back 56,800 shares under this program -- nearly 1% of the Fund's outstanding shares -- during the first six months of the 1995 fiscal year, when the Fund's shares traded at a significant discount to net asset value. In the past six months, as the discount narrowed, repurchasing opportunities were not as attractive. The program, however, remains in effect and we may continue to use it from time to time as circumstances warrant.

         Over the long term, we believe that this program could add to shareholder value in two ways, though there is no guarantee that these results will be met. First, the simultaneous increase in demand and decrease in supply of outstanding shares could have a positive impact on the Fund's stock price. Second, since the share purchases are likely to be made a time when they are trading for less than the underlying value of the assets, the result could be a higher net asset value per share.

A REPORT ON GLOBAL DIVIDEND AND INCOME FUND'S ANNUAL MEETING

         At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement and a new sub-advisory agreement. The new investment management agreement and the new sub-advisory agreement were proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc. and Delaware International Advisors Ltd.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                         NUMBER OF VOTES*
                              FOR        AGAINST/WITHHELD      ABSTENTIONS
                           -------------------------------------------------
Election of Directors:
 Wayne A. Stork             4,966,637        81,204                    --
 Walter P. Babich           4,967,217        80,624                    --
 Anthony D. Knerr           4,966,407        81,434                    --
 Ann R. Leven               4,966,857        80,984                    --
 W. Thatcher Longstreth     4,966,580        81,262                    --
 Charles E. Peck            4,966,957        80,884                    --

Approval of the New
 Investment Management
 Agreement                  4,834,631        74,911               138,300

Approval of the
 New Sub-Advisory
 Agreement                  4,822,662        74,628               150,552

Selection of
 Ernst & Young LLP
 as Independent Auditors    4,942,385        30,592                84,865

* Please note that the results of this meeting were not audited by Ernst & Young LLP.

Automatic
--------------------
Reinvestment
--------------------
Provides Greater
--------------------
Potential for
--------------------
Dividend Growth
--------------------


         If you don't plan to use your dividend income from Global Dividend and Income Fund for current expenses, we recommend that you consider reinvesting your dividends from the Fund automatically. This increases your total number of shares, which in turn earn any subsequent dividends, compounding your income potential. Though dividend reinvestment does not guarantee a profit, it can add to your growth potential, as you can see from the hypothetical illustration on this page.

         If you would like to reinvest your dividends and your shares are registered in your name, please call Investors Fiduciary Trust Co. at 1-800-596-8396 and tell the Customer Service Representative your decision. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your bank, broker or other nominee who holds the shares to see if you are able to participate in a dividend reinvestment plan. (Shares of Global Dividend and Income Fund are listed on the New York Stock Exchange under the symbol DGF.)

-------------------------------------------------------------------------------
A Strategy to Increase Your Future Income:
Reinvestment of Dividends and Capital Gain Distributions

                Annual Dividend with        Annual Dividend with
                Dividends and Capital       Dividends and Capital
                   Gains in Cash              Gains Reinvested
                ---------------------       ---------------------
      Year 1          $1,000                       $1,000
      Year 2          $1,000                       $1,100
      Year 3          $1,000                       $1,210
      Year 4          $1,000                       $1,331
      Year 5          $1,000                       $1,464
      Year 6          $1,000                       $1,611
      Year 7          $1,000                       $1,772
      Year 8          $1,000                       $1,949
      Year 9          $1,000                       $2,144
      Year 10         $1,000                       $2,358


Assumes $10,000 initial investment, 10% annual dividend and capital gain distribution and does not include impact of income taxes. This illustration shows only the potential impact of dividend reinvestment on returns and does not reflect the past or future performance of this or any other fund. The illustration assumes there is no additional return on distributions taken in cash.
-------------------------------------------------------------------------------

 Financial
 Statements

 DELAWARE GROUP
 GLOBAL DIVIDEND AND INCOME FUND, INC.
 STATEMENT OF NET ASSETS
 NOVEMBER 30, 1995

                                                            Number        Market
                                                          of Shares       Value

 COMMON STOCK - 33.59%
 Automobiles - 0.92%
 GKN plc .........................................         51,000     $  628,716
 Turner & Newell plc .............................        116,000        231,536
                                                                      ----------
                                                                         860,252
                                                                      ----------
 Banking, Finance & Insurance - 5.47%
 Beneficial ......................................          5,800        294,350
 CoreStates Financial ............................         40,000      1,550,000
 Fleet Financial Group ...........................         12,300        513,525
 Great Western Financial .........................         50,000      1,275,000
 National Australia Bank .........................         66,000        576,083
 PT Bank Dagang Nasional .........................        127,750        106,295
 UJB Financial ...................................         24,000        804,000
                                                                      ----------
                                                                       5,119,253
                                                                      ----------
 Computers & Technology - 0.29%
 B.I.C.C. ........................................         62,000        269,314
                                                                      ----------
                                                                         269,314
                                                                      ----------
 Energy - 0.87%
 Elf Gabon .......................................          2,200        333,565
 Royal Dutch Petroleum ...........................          4,050        481,010
                                                                      ----------
                                                                         814,575
                                                                      ----------
 Food, Beverage & Tobacco - 2.34%
 Dalgety plc .....................................         73,750        438,794
 Philip Morris Companies .........................         10,000        877,500
 Southcorp Holdings Ltd. .........................        170,000        377,914
 Unigate .........................................         77,000        491,107
                                                                      ----------
                                                                       2,185,315
 Healthcare & Pharmaceuticals - 0.86%
 Bristol-Myers Squibb ............................         10,000        802,500
                                                                      ----------
                                                                         802,500
                                                                      ----------
 Leisure & Lodging - 0.61%
 Bass plc ........................................         54,000        569,892
                                                                      ----------
                                                                         569,892
                                                                      ----------

                                                           Number        Market
                                                         of Shares       Value
 COMMON STOCK (Continued)
 Metals & Mining - 0.67%
 Hartebeestfontein ...............................         49,600    $   128,497
 RTZ Corporation plc .............................         35,000        502,135
                                                                      ----------
                                                                         630,632
                                                                      ----------
 Real Estate - 11.53%
 American Health Properties ......................         25,000        496,875
 Bay Apartment Communities .......................         45,000        978,750
 Evans Withycombe Residential ....................         27,800        528,200
 Glimcher Realty Trust ...........................         30,000        525,000
 JDN Realty ......................................         47,000        963,500
 Macerich Company (The)  .........................         50,000        987,500
 Oasis Residential ...............................         25,000        521,875
 Patriot American Hospitality ....................         38,000        902,500
 Reckson Associates Realty .......................         22,000        613,250
 ROC Communities .................................         28,700        642,163
 Simon Property Group ............................         20,000        465,000
 Smith (Charles E.) Residential Realty ...........         10,000        230,000
 Sovran Self Storage .............................         25,000        621,875
 Starwood Lodging Trust ..........................         30,000        828,750
 Storage Trust Realty ............................         20,800        418,600
 Sun Communities .................................         20,000        500,000
 Union Du Credit Bail Immobil ....................          2,700        268,399
 Walden Residential Properties ...................         16,000        286,000
                                                                      ----------
                                                                      10,778,237
                                                                      ----------
 Retail - 0.79%
 Dickson Concepts ................................        600,000        434,381
 Sime Darby - Hong Kong ..........................        300,000        308,333
                                                                      ----------
                                                                         742,714
                                                                      ----------
 Transportation - 0.49%
 Brambles Industries .............................         42,000        459,028
                                                                      ----------
                                                                         459,028
                                                                      ----------
 Utilities - 6.96%
 British Columbia Telecom ........................         22,000        386,812
 British Gas plc .................................         91,000        338,914
 Electrabel NPV ..................................          3,150        718,271
 GTE .............................................         15,700        669,213
 Iberdrola .......................................         56,000        473,400
 North West Water plc ............................         53,000        483,949
 Oklahoma Gas & Electric .........................         12,000        486,000
 Royal PTT Nederland NV ADR ......................         17,900        633,213
 Telecom Corp. of New Zealand ....................        139,000        581,759
 Telefonica de Espana ............................         42,000        580,370
 Texas Utilities .................................         30,000      1,155,000
                                                                      ----------
                                                                       6,506,901
                                                                      ----------
 Miscellaneous - 1.79%
 Ceramco Corporation Ltd. ........................        116,000        150,724
 Cie De Navigation Mixte .........................          1,950        293,702

                                                          Number         Market
                                                        of Shares        Value
 COMMON STOCK (Continued)
 Miscellaneous (Continued)
 Eridania Beghin-Say .............................          2,550     $  416,334
 Jardine Matheson Holdings Ltd....................         64,800        392,040
 Pacific Dunlop Ltd. .............................        175,000        418,952
                                                                      ----------
                                                                       1,671,752
                                                                      ----------
 Total Common Stock
 (cost $31,926,973)  .............................                    31,410,365
                                                                      ----------

 CONVERTIBLE PREFERRED STOCK - 8.72%
 Banking, Finance & Insurance - 1.57%
 Advanta 6.75% pfd cv ............................         16,500        635,250
 California Federal Bank 7.75% pfd cv "A" ........         33,800        828,100
                                                                      ----------
                                                                       1,463,350
                                                                      ----------
 Buildings & Materials - 0.41%
 Blue Circle Industries 7.625% pfd cv ............        150,000        384,287
                                                                      ----------
                                                                         384,287
                                                                      ----------
 Chemicals - 0.79%
 ARCO 9.01% "Lyondell" Notes "DECS" ..............         29,700        742,500
                                                                      ----------
                                                                         742,500
                                                                      ----------
 Electronics - 0.71%
+Westinghouse Electric $1.30 pfd cv "C" .........          40,000        660,000
                                                                      ----------
                                                                         660,000
                                                                      ----------
 Food, Beverage & Tobacco - 1.26%
 RJR Nabisco Holdings $0.60 pfd cv
  "C" "PERCS"  ..................................         200,000      1,175,000
                                                                      ----------
                                                                       1,175,000
                                                                      ----------
 Metals & Mining - 0.54%
 MascoTech $1.20 pfd cv "DECS" ..................          40,000        505,000
                                                                      ----------
                                                                         505,000
                                                                      ----------
 Paper & Forest Products - 2.45%
+International Paper 5.25% pfd cv ...............          34,000      1,547,000
 James River Corp 9.00% pfd cv
  "P" "DECS"  ...................................          25,000        750,000
                                                                      ----------
                                                                       2,297,000
                                                                      ----------
 Real Estate - 0.99%
 Prime Retail 8.50% pfd cv "B" ..................          50,000        928,125
                                                                      ----------
                                                                         928,125
                                                                      ----------
 Total Convertible Preferred Stock
  (cost $8,689,257)  ............................                      8,155,262
                                                                      ----------

                                                         Principal
                                                          Amount
 NON-CONVERTIBLE BONDS - 45.08%
 Aerospace & Defense - 0.73%
 American General sr notes
  12.875% 2002  ..............................US$         400,000        399,000
 K & F Industries sr sub deb
 13.75% 2001 .................................US$         270,000        282,150
                                                                      ----------
                                                                         681,150
                                                                      ----------

                                                       Principal         Market
                                                         Amount          Value
 NON-CONVERTIBLE BONDS (Continued)
 Automobiles & Auto Equipment - 0.46%
 Exide sr notes 10.75% 2002 .................US$         400,000        $432,000
                                                                      ----------
                                                                         432,000
                                                                      ----------
 Banking, Finance & Insurance - 9.45%
 Bank of Austria 10.875% 2004 ...............AUS       1,000,000         832,704
 Bank of Greece matador bonds
  12.50% 1997 ...............................ESP      80,000,000         668,157
 Commonwealth Bank of Australia
  unsec unsub 13.75% 1999 ...................AUD         500,000         440,515
 Eurofima sr unsec unsub deb
  9.875% 2007 ...............................AUD       2,000,000       1,621,729
 European Bank for Reconstruction &
  Development sr unsub
  marathon bonds 15.25% 1998 ................GRD     100,000,000         425,796
 European Investment Bank
  deb 17.50% 1999  ..........................GRD      50,000,000         222,886
 European Investment Bank
  marathon bonds 14.00% 2001.................ESP      80,000,000         755,131
 International Bank for
 Reconstruction & Development sr
  unsub 15.50% 1997  ........................GRD     700,000,000       2,951,133
 International Finance
  marathon bonds 15.25% 1999 ................GRD     150,000,000         637,117
 Mutual Group unsec sub deb
  7.25% 2004  ...............................GBP         200,000         280,472
                                                                      ----------
                                                                       8,835,640
                                                                      ----------
 Buildings & Materials - 0.64%
 American Standard sr notes
  10.875% 1999 ..............................US$         450,000         490,500
 Schuller International Group sr notes
  10.875% 2004 ..............................US$         100,000         112,000
                                                                      ----------
                                                                         602,500
                                                                      ----------
 Cable, Media & Publishing - 2.51%
 Century Communications sr notes
  9.75% 2002  ...............................US$         600,000         618,000
 Cinemark USA sr notes
  12.00% 2002  ..............................US$         400,000         437,000
 Infinity Broadcasting  sr sub notes
  10.375% 2002  .............................US$         200,000         215,750
 Jones Intercable sr notes
  9.625% 2002  ..............................US$         300,000         320,250
 Rogers Cablesystems sr sec notes
  10.00% 2005  ..............................US$         300,000         313,500
 Rogers Cablesystems sr sec deb
  10.00% 2007  ..............................US$         140,000         144,900

                                                        Principal        Market
                                                          Amount         Value
 NON-CONVERTIBLE BONDS (Continued)
 Cable, Media & Publishing (Continued)
 Rogers Cablesystems sr sec deb
  11.00% 2015  ..............................US$          90,000      $   93,150
+Sullivan Graphics sr sub notes
  12.75% 2005  ..............................US$         200,000         200,250
                                                                      ----------
                                                                       2,342,800
                                                                      ----------
 Chemicals - 1.86%
 Berry Plastics sr sub notes
  12.25% 2004  ..............................US$         600,000         636,000
 NL Industries sr sec notes
  11.75% 2003  ..............................US$         265,000         282,225
 Polymer Group sr notes
  12.25% 2002  ..............................US$         400,000         414,000
 Uniroyal Chemical Acquistion
  sr sub notes 11.00% 2003 ..................US$         400,000         405,000
                                                                      ----------
                                                                       1,737,225
                                                                      ----------
 Computers & Technology - 0.21%
 Unisys credit-sensitive notes
  13.50% 1997  ..............................US$         200,000         197,000
                                                                      ----------
                                                                         197,000
                                                                      ----------
 Consumer Products - 0.46%
 American Safety Razor sr notes
  9.875% 2005  ..............................US$         200,000         199,000
+Remington Arms sr sub notes
  10.00% 2003  ..............................US$         250,000         234,375
                                                                      ----------
                                                                         433,375
                                                                      ----------
 Electronics - 0.81%
 ADT Operations sr sub notes
  9.25% 2003  ...............................US$         250,000         265,938
+Pronet sr sub notes 11.875% 2005 ...........US$         450,000         487,125
                                                                      ----------
                                                                         753,063
                                                                      ----------
 Energy - 0.23%
 Ferrellgas sr sub notes 10.00% 2001 ........US$         200,000         210,500
                                                                      ----------
                                                                         210,500
                                                                      ----------
 Environmental Services - 0.46%
 Allied Waste Industries sr sub notes
  12.00% 2004  ..............................US$         400,000         430,000
                                                                      ----------
                                                                         430,000
                                                                      ----------
 Food, Beverage & Tobacco - 0.30%
 Purina Mills sr sub notes
  10.25% 2003  ..............................US$         100,000         103,000
 Specialty Foods sr notes
  11.125% 2002  .............................US$         190,000         180,500
                                                                      ----------
                                                                         283,500
                                                                      ----------
 Foreign Government - 13.92%
 National Bank of Hungary
  deb 10.00% 2002  ..........................GBP         400,000         582,740

                                                      Principal          Market
                                                       Amount            Value
 NON-CONVERTIBLE BONDS (Continued)
 Foreign Government (Continued)
 Poland Global 2.75% 2024 ....................US$      2,000,000     $   895,000
 Republic of Argentina 5.00% 2023 ............US$      1,500,000         785,625
 Republic of South Africa
  12.50% 2002  ...............................ZAL     16,000,000       4,042,923
 Republic of Turkey unsec deb
  9.00% 2003  ................................GBP        400,000         525,383
 Spanish Government 10.50% 2003 ..............ESP    120,000,000         982,239
 Spanish Government 11.30% 2002 ..............ESP    320,000,000       2,723,348
 Treasury Corp of Victoria
  10.50% 2003  ...............................AUD      1,500,000       1,230,934
*United Mexican States
  6.25% 2019  ................................US$      2,000,000       1,247,500
                                                                      ----------
                                                                      13,015,692
                                                                      ----------
 Healthcare & Pharmaceuticals - 0.37%
 HEALTHSOUTH Rehabilitation sr sub notes
  9.50% 2001  ................................US$        200,000         213,500
 Tenet Healthcare sr sub notes
  10.125% 2005  ..............................US$        120,000         130,800
                                                                      ----------
                                                                         344,300
                                                                      ----------
 Leisure & Lodging - 1.36%
 Four Seasons Hotel deb
  11.05% 1996  ...............................CAD        800,000         594,202
 Scott's Hospitality unsec deb
  10.95% 2001  ...............................CAD        800,000         673,837
                                                                      ----------
                                                                       1,268,039
                                                                      ----------
 Metals & Mining - 1.85%
 AK Steel sr notes 10.75% 2004  ..............US$        500,000         553,125
 Armco sr notes 11.375% 1999 .................US$        250,000         259,375
 G.S. Technologies sr notes
 12.00% 2004  ...............................US$         400,000         399,000
 G.S. Technologies sr notes
  12.25% 2005  ...............................US$        300,000         300,000
 Inland Steel unsec notes
  12.75% 2002  ...............................US$        200,000         222,500
                                                                      ----------
                                                                       1,734,000
                                                                      ----------
 Packaging & Containers - 0.60%
 Anchor Glass Container 10.25% 2002 ..........US$        480,000         352,800
 Container Corp. of America sr notes
  11.25% 2004  ...............................US$        200,000         208,000
                                                                      ----------
                                                                         560,800
                                                                      ----------
 Paper & Forest Products - 3.05%
 Crown Paper sr sub notes
  11.00% 2005  ...............................US$        200,000         189,000
 Domtar deb 10.85% 2017  .....................CAD      1,000,000         835,853
 Domtar sr notes 11.75% 1999  ................US$        400,000         445,000

                                                        Principal     Market
                                                          Amount      Value
 NON-CONVERTIBLE BONDS (Continued)
 Paper & Forest Products (Continued)
 Owens-Illinois sr amort deb
  11.00% 2003  .............................   US$       600,000     $   670,500
 Rainy River Forest Products sr sec notes
  10.75% 2001  .............................   US$       300,000         329,250
 Repap Wisconsin sr sec notes
  9.25% 2002  ..............................   US$       400,000         386,000
                                                                     -----------
                                                                       2,855,603
                                                                     -----------
 Retail - 2.15%
 ASDA-MFI Group unsec unsub deb
  10.875% 2010  ............................   GBP       500,000         872,771
 Cort Furniture Rental sr notes
  12.00% 2000  .............................   US$       247,000         264,290
 Fleming Companies sr sub notes
  10.625% 2001  ............................   US$       300,000         315,000
 Penn Traffic sr notes 10.65% 2004 .........   US$       200,000         185,750
 Ralph's Grocery sr sub notes
  13.75% 2005  .............................   US$       350,000         371,000
                                                                     -----------
                                                                       2,008,811
                                                                     -----------
 Transportation - 0.99%
 Eletson Holdings 1st pfd mtg notes
  9.25% 2003  ..............................   US$       200,000         199,000
 Trans Ocean Container sr sub notes
  12.25% 2004 ..............................   US$       500,000         521,250
 Viking Star Shipping 1st pfd ship mtg notes
  9.625% 2003  .............................   US$       200,000         205,000
                                                                     -----------
                                                                         925,250
                                                                     -----------
 Utilities - 0.93%
 Comcast Cellular sr notes
  0.00% 2000  ..............................   US$       600,000         459,000
 Midland Funding II deb
  11.75% 2005  .............................   US$       400,000         414,716
                                                                     -----------
                                                                         873,716
                                                                     -----------
 Miscellaneous - 1.74%
+Graphic Controls sr sub notes
  12.00% 2005  .............................   US$     1,000,000       1,021,250
 IMO Industries sr sub deb
  12.25% 1997  .............................   US$       187,000         188,400
 Lamar Advertising sr sec notes
  11.00% 2003  .............................   US$       400,000         415,000
                                                                     -----------
                                                                       1,624,650
                                                                     -----------
 Total Non-Convertible Bonds
  (cost $40,526,561)  ......................                          42,149,614
                                                                     -----------

                                                     Principal           Market
                                                      Amount             Value
  CONVERTIBLE BONDS - 9.23%
  Banking - 1.53%
 +Alfa S.A. De C.V. sub notes
   8.00% 2000  .........................   US$       1,500,000        $1,434,375
                                                                      ----------
                                                                       1,434,375
                                                                      ----------
  Computers & Technology - 0.49%
  Unisys sub notes 8.25% 2000 ..........   US$         500,000           458,750
                                                                      ----------
                                                                         458,750
                                                                      ----------
  Electronics - 0.30%
  VLSI Technology sub notes
   8.25% 2005  .........................   US$         300,000           282,750
                                                                      ----------
                                                                         282,750
                                                                      ----------
  Healthcare - 0.60%
  Theratx sub deb 8.00% 2002 ...........   US$         600,000           561,000
                                                                      ----------
                                                                         561,000
                                                                      ----------
  Paper & Forest Products - 0.24%
  Repola Ltd sub deb 6.50% 2004 ........   FIM       1,000,000           221,211
                                                                      ----------
                                                                         221,211
                                                                      ----------
  Real Estate - 5.51%
  IRT Property sub deb 7.30% 2003 ......   US$       1,200,000         1,113,000
  Liberty Property Trust sub deb
   8.00% 2001  .........................   US$       1,000,000           997,500
  LTC Properties sub deb
   8.50% 2000  .........................   US$         500,000           505,625
  Malan Realty Investors sub deb
   9.50% 2004  .........................   US$         800,000           646,000
  Mid-Atlantic Realty Trust sub deb
   7.625% 2003  ........................   US$       1,000,000           860,000
  Sizeler Property Investors sub deb
   8.00% 2003  .........................   US$       1,200,000         1,029,000
                                                                      ----------
                                                                       5,151,125
                                                                      ----------
  Miscellaneous - 0.56%
 +Career Horizons 7.00% 2002 ...........   US$         500,000           520,625
                                                                      ----------
                                                                         520,625
                                                                      ----------
  Total Convertible Bonds
   (cost $9,276,128)  ..................                               8,629,836
                                                                      ----------

  SHORT-TERM SECURITIES - 0.45%
**U.S. Treasury Bills 5.56%
   12/21/1995  ..........................   US$        420,000           418,703
                                                                      ----------
  Total Short-Term Securities
   (cost $418,703)  .....................                                418,703
                                                                      ----------

                                                                        Market
                                                                         Value
 TOTAL MARKET VALUE OF SECURITIES
 OWNED - 97.07% (cost $90,837,622) ............................      $90,763,780
 RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 2.93% ...................................        2,736,493
                                                                     -----------
 NET ASSETS APPLICABLE TO
 6,650,647 SHARES ($0.01 par value)
 OUTSTANDING; EQUIVALENT TO
 $14.06 PER SHARE - 100.00% ...................................      $93,500,273
                                                                     ===========


  DECS - Dividend Enhanced Convertible Security
  PERCS - Preferred Equity Redemption Cumulative Stock
 *There are 2,000,000 rights attached to these bonds which carry no cost or value to the Fund.
**U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 +Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (See Note 5).

  US$ - U.S. dollars          AUS - Austrian schillings
  GBP - British pounds        GRD - Greek drachmas
  CAD - Canadian dollars      ZAL - South African rand
  ESP - Spanish pesetas       FIM - Finnish markka
  AUD - Australian dollars





COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
Common stock, $0.01 par value, 500,000,000 shares
authorized to the Fund .......................................     $ 93,096,054
Accumulated undistributed income (loss):
Net investment income++.......................................          449,104
Net realized gain on investments++............................           45,906
Net unrealized depreciation of investments
   and foreign currencies ....................................          (90,791)
                                                                   ------------
Total net assets applicable to 6,650,647
shares of common stock;
equivalent to $14.06 per share ...............................     $ 93,500,273
                                                                   ============


++Accumulated net investment income includes net realized gain on foreign currencies. During the current fiscal year, the Fund reclassified $173,951 of permanent book and tax basis differences that occurred during the fiscal period ended November 30, 1994, from accumulated net realized gain on investments and foreign currencies to accumulated net investment income. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code. The prior year undistributed net investment income noted in the Statements of Changes in Net Assets, and Notes 8 and 9 have been adjusted to reflect this reclassification.


                             See accompanying notes

DELAWARE GROUP
Global Dividend and Income Fund, Inc.
Statement of Operations
For the Year Ended November 30, 1995

INVESTMENT INCOME:
Interest ........................................   $  6,135,195
Dividends .......................................      2,547,668   $  8,682,863
                                                    ------------
EXPENSES:
Management fees .................................        631,472
Administrative fees .............................        189,442
Reports to shareholders .........................         57,641
Custodian fees ..................................         29,954
Amortization of organization expenses ...........         24,820
Transfer agent fees .............................         22,000
Directors' fees .................................         21,873
NYSE fees .......................................         16,171
Professional fees ...............................         14,196
Taxes, other than taxes on income ...............         11,489
Other ...........................................            531      1,019,589
                                                    ------------    -----------
NET INVESTMENT INCOME BEFORE
  FOREIGN TAXES WITHHELD ........................                     7,663,274
FOREIGN TAXES WITHHELD ..........................                      (101,037)
                                                                   ------------
NET INVESTMENT INCOME ...........................                     7,562,237
                                                                   ------------
NET REALIZED AND UNREALIZED
  GAIN ON SECURITIES AND
  FOREIGN CURRENCIES:
Net realized gain on:
 Security transactions ..........................      1,360,794
 Foreign currencies .............................        583,684
                                                    ------------
 Net realized gain ..............................                     1,944,478
Net change in unrealized depreciation on
 securities and foreign currencies ..............                     5,812,377
                                                                   ------------
NET REALIZED AND UNREALIZED
 GAIN ON SECURITIES
 AND FOREIGN CURRENCIES .........................                     7,756,855
                                                                   ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......................                  $ 15,319,092
                                                                   ============
                             See accompanying notes
DELAWARE GROUP
Global Dividend and Income Fund, Inc.
Statements of Changes in Net Assets
                                                 Year           For the Period
                                                Ended          March 4, 1994* to
                                            November 30, 1995  November 30, 1994
OPERATIONS:
Net investment income ......................   $ 7,562,237        $ 5,628,333
Net realized gain (loss) on securities
 and foreign currencies ....................     1,944,478         (1,140,937)
Net change in unrealized appreciation
 (depreciation) on securities
 and foreign currencies ....................     5,812,377         (5,903,168)
                                               -----------        -----------
Net increase (decrease) in net assets
resulting from operations ..................    15,319,092         (1,415,772)
                                               -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................    (8,777,060)        (4,722,041)
                                               -----------        -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial public offering of
 shares (net of $656,979 offering costs) ...          --           93,813,021
Cost of shares repurchased .................      (713,795)             --
Additional offering costs charged
 to paid-in capital ........................      (108,172)             --
                                               -----------        -----------
Increase (decrease) in net assets derived
 from capital share transactions ...........      (821,967)        93,813,021
                                               -----------        -----------
NET INCREASE IN NET ASSETS .................     5,720,065         87,675,208

NET ASSETS:
Beginning of period ........................    87,780,208            105,000
                                               -----------        -----------
End of period (including undistributed
 net investment income of $449,104
 and $1,080,243, respectively ..............   $93,500,273        $87,780,208
                                               ===========        ===========
----------
* Commencement of operations.

                             See accompanying notes

DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed or traded on a national exchange, except for debt securities, are valued at the last sale price on the exchange where they are primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange-traded options are valued using a mathematical model. Short-term instruments having a maturity date of less than 60 days are valued at amortized cost. Debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. All assets and liabilities that are expressed in foreign currencies are valued and translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service as of 3:30 pm New York time; this constitutes a change from the times recited in the Fund's prospectus for the valuation of securities and translation of foreign currencies into U.S. dollars. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is on an interim date for which quotations are not available.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income and distributions are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Interest income and expenses are recorded on an accrual basis.

A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

2. Investment Management Fee and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.70% of the Fund's adjusted average weekly net assets. At November 30, 1995, the Fund had a liability for Investment Management fees of $108,939.

The Fund has also entered into a advisory agreement with Delaware International Advisers Ltd. (DIAL) (the "Sub-Adviser"). For the services provided to DMC, DMC pays the Sub-Adviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has also entered into an Administration Agreement with Middlesex Administrators L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.21% of the Fund's adjusted average weekly net assets. At November 30, 1995, the Fund had a liability for administration fees of $32,682.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

On April 3, 1995, Delaware Management Holdings, Inc. the indirect parent of DMC and DIAL through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC and DIAL have heretofore conducted their relationships with the Fund.

3. Investments
During the year ended November 30, 1995, the Fund made purchases of $88,591,535 and sales of $91,474,840 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1995, net unrealized depreciation for federal income tax purposes aggregated $73,842 of which $3,682,235 related to unrealized appreciation of securities and $3,756,077 to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $45,906 for the year ended November 30, 1995.

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1995, 14% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Fund during the year.

Transactions in options written for the year ended November 30, 1995, were as follows:

                                                      Options Terminated
                                               ---------------------------------
                             Number           Proceeds from    Cost        Net
                               of    Premiums    Sale of        of      Realized
                           Contracts Received  Investments  Investments   Gain
Options outstanding
 November 30, 1994 ........    --      $   --
Contracts written .........    335     18,340
Contracts terminated:
 Exercised ................    335     18,340   $836,802     $801,822    $53,320
                               ---     ------   --------     --------    -------
 Total contracts terminated    335     18,340   $836,802     $801,822    $53,320
Contracts outstanding                           ========     ========    =======
 November 30, 1995 ........    --      $   --
                               ---     ------

4. Forward Foreign Currency Contracts
The Fund will, from time to time, enter into forward foreign currency contracts. There are costs and risks associated with such currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's foreign securities or will prevent loss if the prices of such securities should decline. No forward foreign currency contracts were outstanding as of November 30, 1995.

5. Concentration of Credit Risk
The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

6. Geographic Disclosure
As of November 30, 1995, the Fund's geographic diversification was as follows:

                                            Percentage of
                                          Total Securities
Country*               Market Value          at Value
--------               ------------       ----------------
United States          $56,810,226             62.59%
United Kingdom           6,600,013              7.27%
Spain                    6,182,644              6.81%
Australia                5,957,861              6.56%
Greece                   4,236,930              4.67%
South Africa             4,171,418              4.60%
Canada                   2,490,703              2.74%
France                   1,312,001              1.45%
Hong Kong                  742,714              0.82%
New Zealand                732,483              0.81%
Belgium                    718,271              0.79%
Netherlands                481,010              0.53%
Finland                    221,211              0.24%
Indonesia                  106,295              0.12%
                       -----------            -------
Total                  $90,763,780            100.00%
                       ===========            =======

*Based on the country of the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

7. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

Under the Share Repurchase Program, the Fund repurchased 56,800 shares at a weighted average discount rate of 4.29% per share during the year ended November 30, 1995.

On December 1, 1995, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable December 29, 1995, to stockholders of record at the close of business on December 15, 1995. The ex-dividend date was December 13, 1995.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

8. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                              For the Period
                                                                            Year Ended         March 4, 1994* to
                                                                        November 30, 1995      November 30, 1994
                                                                        -----------------     -------------------
Net asset value, beginning of period ...............................          $13.09               $ 14.00+
Income from investment operations:
  Net investment income ............................................            1.23                  0.86
  Net realized and unrealized gain (loss) from security transactions            1.06                 (1.07)
                                                                            --------              --------
  Net increase (decrease) in net assets from investment operations .            2.29                 (0.21)
                                                                            --------              --------
Less dividends and distributions:
  Dividends from net investment income .............................           (1.32)                (0.70)
  Distributions from net realized gain on security transactions ....              --                    --
                                                                            --------              --------
  Total dividends and distributions ................................           (1.32)                (0.70)
                                                                            --------              --------
Net asset value, end of period .....................................         $ 14.06               $ 13.09
                                                                            ========              ========
Market value, end of period ........................................         $ 13.75               $ 11.75
                                                                            ========              ========
Total investment return based on: (1)
  Market value .....................................................           29.74%               (17.15)%
                                                                            ========              ========
  Net asset value ..................................................           19.08%                (1.11)%
                                                                            ========              ========
Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................         $93,500               $87,780
                                                                            ========              ========
  Ratio of expenses to average net assets ..........................            1.13%                 1.32%**
  Ratio of net investment income to average net assets .............            8.39%                 8.54%**
  Portfolio turnover ...............................................             101%                   86%


--------
 *  Commencement of operations.
**  Annualized.
 + Net of offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment return based on market value and net asset value have not been annualized for the period ended November 30, 1994.

9. Quarterly Results of Operations
(Unaudited)

                                                                  Net Realized and
                                                                     Unrealized
                                                                      Gain(Loss)
                                                                 on Investments and        Net Increase
                                                                    Net Unrealized         (Decrease) in
                                 Investment    Net Investment       Gain (Loss) on      Net Assets Resulting      Market Price
Quarter Ended                      Income         Income           Foreign Currencies      from Operations          on NYSE+
-------------                  -------------   --------------      ------------------   --------------------      --------------
                               Total    Per    Total    Per        Total       Per         Total      Per
                               (000    Share   (000)   Share       (000)      Share        (000)     Share         High    Low
                              ------   -----   ------  -----       -------   -------      --------  -------       ------  ------
May 31, 1994* ............    $2,078   $0.31   $1,794  $0.27       $(3,661)   $(0.54)     $ (1,867)  $(0.27)      $15.13  $11.88
August 31, 1994 ..........     2,231    0.33    1,930   0.29           491      0.07         2,421     0.36        13.13   12.13
November 30, 1994 ........     2,245    0.34    2,078   0.30        (4,048)    (0.60)       (1,970)   (0.30)       12.88   11.63
                              ------   -----   ------  -----       -------    ------       -------   ------
                              $6,554   $0.98   $5,802  $0.86       $(7,218)   $(1.07)      $(1,416)  $(0.21)
                              ======   =====   ======  =====       =======    ======       =======   ======
February 28, 1995 ........    $2,316   $0.38   $2,007  $0.33        $1,192    $ 0.15       $ 3,199   $ 0.48       $12.50  $11.50
May 31, 1995 .............     2,223    0.33    1,958   0.29         3,074      0.46         5,032     0.75        13.00   12.25
August 31, 1995 ..........     2,066    0.27    1,788   0.24         2,104      0.35         3,892     0.59        13.25   12.25
November 30, 1995 ........     2,662    0.41    2,393   0.37           803      0.10         3,196     0.47        13.75   12.75
                              ------   -----   ------  -----       -------    ------       -------   ------
                              $9,267   $1.39   $8,146  $1.23       $ 7,173    $ 1.06       $15,319   $ 2.29
                              ======   =====   ======  =====       =======    ======       =======   ======


* The Fund commenced operations on March 4, 1994.
+ As reported on the New York Stock Exchange
------------------------------------------------------------------------------


DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP GLOBAL DIVIDEND AND
INCOME FUND, INC.

We have audited the accompanying statement of net assets of Delaware Group Global Dividend and Income Fund, Inc. as of November 30, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year ended November 30, 1995, and for the period March 4, 1994, (commencement of operations) to November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at November 30, 1995, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended November 30, 1995, and for the period March 4, 1994, (commencement of operations) to November 30, 1994, in conformity with generally accepted accounting principles.


                                                           ERNST & YOUNG LLP
Philadelphia, Pennsylvania
January 16, 1996



Board of                                                                         Executive
------------------                                                               --------------------
Directors                                                                        Officers
------------------                                                               --------------------

MR. WAYNE A. STORK                     MS. ANN R. LEVEN                          MR. WAYNE A. STORK
Chairman, President and                Deputy Treasurer                          Chairman, President and
Chief Executive Officer                National Gallery of Art                   Chief Executive Officer
Delaware Group of Funds                Washington, DC                            Delaware Group of Funds
Philadelphia, PA                                                                 Philadelphia, PA
                                       MR. W. THACHER LONGSTRETH
MR. WALTER P. BABICH                   Vice Chairman                             MR. WINTHROP S. JESSUP
Board Chairman                         Packquisition Corp.                       Executive Vice President
Citadel Constructors, Inc.             Philadelphia, PA
King of Prussia, PA                                                              MR. RICHARD G. UNRUH, JR.
                                       MR. CHARLES E. PECK                       Executive Vice President
MR. ANTHONY D. KNERR                   Secretary,
Consultant                             Enterprise Homes, Inc.                    MR. PAUL E. SUCKOW
Anthony Knerr & Associates             Columbia, MD                              Senior Vice President/Chief
New York, NY                                                                     Investment Officer, Fixed-Income

                                                                                 MR. DAVID K. DOWNES
                                                                                 Senior Vice President/Chief
                                                                                 Administrative Officer/Chief
                                                                                 Financial Officer

                                                                                 MR. GEORGE M. CHAMBERLAIN, JR.
                                                                                 Senior Vice President/Secretary

Audit                                                                            MR. JOSEPH H. HASTINGS
------------------                                                               Vice President/Corporate Controller
Committee
------------------                                                               MR. MICHAEL P. BISHOF
                                                                                 Vice President/Treasurer
MR. WALTER P. BABICH
MS. ANN R. LEVEN
MR. ANTHONY D. KNERR




The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, closed-end equity/income funds and global funds give investors the ability to create a portfolio that fits their personal financial goals.

For more information, including a prospectus of any Delaware Group fund, contact your financial adviser or call the Delaware Group at 800-523-4640. Read the Prospectus carefully before investing.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

SUB-ADVISER
Delaware International Advisers Ltd.
London

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

REGISTRAR AND STOCK TRANSFER AGENT
Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO 64105
800-596-8396

NUMBER OF RECORDHOLDERS
AS OF NOVEMBER 30, 1995
383

GDIF002[11/95]PP1/96

                                          ====================
                                          GLOBAL

                                          DIVIDEND

                                          AND INCOME

                                          FUND
                                          ===================



                      1995

                     ANNUAL

                     REPORT











             A Tradition of Sound Investing Since 1929




     DGF                                 DELAWARE
     Listed                              GROUP
     NYSE                                =====================
                                         Philadelphia o London